                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                     ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

             PURSUANT TO THE OFFER TO PURCHASE, DATED MAY 10, 1999
                                       BY
                                  WC-RMA CORP.
                           A WHOLLY OWNED SUBSIDIARY
                                       OF
                            WHITMAN'S CANDIES, INC.
 -----------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, JUNE 16, 1999, UNLESS THE OFFER IS EXTENDED.
 ------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                        Harris Trust Company of New York

              BY MAIL:                      BY HAND/OVERNIGHT DELIVERY:
         Wall Street Station                      Receive Window
            P.O. Box 1023                        Wall Street Plaza
       New York, NY 10268-1023              88 Pine Street, 19th Floor
                                                New York, NY 10005

                           BY FACSIMILE TRANSMISSION:
                             (212) 701-7636 or 7637

                   For Information Telephone (call collect):
                                 (212) 701-7624

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

 -------------------------------------------------------------------------------------------
                               DESCRIPTION OF SHARES TENDERED
 -------------------------------------------------------------------------------------------
NAME(S) & ADDRESS(ES) OF REGISTERED HOLDER(S)          SHARE CERTIFICATE(S) TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)      (ATTACH ADDITIONAL SIGNED SCHEDULE IF
        APPEAR(S) ON CERTIFICATE(S))                             NECESSARY)
---------------------------------------------------------------------------------------------
                                                                TOTAL NUMBER
                                                   SHARE         OF SHARES       NUMBER OF
                                               CERTIFICATE(S)  REPRESENTED BY      SHARES
                                                 NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
---------------------------------------------------------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------
                                                TOTAL SHARES

---------------------------------------------------------------------------------------------
  * NEED NOT BE COMPLETED BY STOCKHOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
 ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY SHARE
    CERTIFICATES DELIVERED TO THE DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4.

    -----------------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by the stockholders of Rocky Mountain Chocolate Factory, Inc. either (i) if Certificates (as defined below) evidencing Shares (as defined below) are to be forwarded herewith or unless an Agent Message (as defined in Instruction 2 below) is utilized, (ii) if delivery of Shares is to be made by book-entry transfer to the Depositary's account at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in "Procedures for Tendering Shares" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates for Shares and all other required documents to the Depositary before the Expiration Date (as defined in the Offer to Purchase) or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

Ladies and Gentlemen:

    The undersigned hereby tenders to WC-RMA Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Whitman's Candies, Inc., a Missouri corporation (the "Parent"), the above described shares of common stock, par value $0.03 per share (the "Shares") of Rocky Mountain Chocolate Factory, Inc., a Colorado corporation (the "Company"), at a price of $5.75 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 10, 1999 (the "Offer to Purchase") and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof or declared, paid or distributed in respect of such Shares on or after May 10, 1999 (collectively, "Distributions")), purchased pursuant to the Offer and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates for such Shares (individually, a "Certificate") and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity to, or upon the order of the Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned irrevocably appoints designees of the Purchaser as such stockholder's proxy, each with full power of substitution to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by the Purchaser and with respect to all Distributions. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares (and, if applicable, such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and if given or executed, will not be deemed effective). The designees of the Purchaser will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned own(s) the Shares tendered hereby and that, when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and

Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion. The undersigned further represents and warrants that the undersigned has read and agrees to all terms of the Offer.

    No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "Procedures for Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. The undersigned acknowledges that no interest will be paid on the offer price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates evidencing Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the box entitled "Special Payment Instructions" and/or "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any Certificates for Shares not purchased or not tendered or accepted for payment in the name(s) of, and/or mail such check and/or return such Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares tendered hereby.

    Effective upon the receipt of payment for tendered Shares by the undersigned stockholder(s), the undersigned stockholder(s), on behalf of themselves and on behalf of any beneficial owner of the tendered Shares, and on behalf of all spouses, heirs, predecessors, successors, assigns, representatives, agents, parent or subsidiary corporations of such tendering stockholder(s) or such beneficial owner of the tendered Shares (including without limitation any trust of which the undersigned tendering stockholder(s) is the trustee or which is for the benefit of any undersigned tendering stockholder(s) or member of his family), releases and discharges any and all claims that any such person or entity has, had or may have against Parent, the Purchaser, the Company and, without limitation, the Other Related Persons (as defined in the following sentence) arising out of, or related to, the price offered in the Offer or the consideration received by tendering stockholder(s) in the Offer. The term "Other Related Persons" as used in the preceding sentence shall mean each of Parent's, the Purchaser's, and Company's past or present directors, officers, employees, partners, principals, agents, insurers or co-insurers, controlling stockholders, parent or subsidiary corporations, affiliates, attorneys, advisors, legal representatives, and assigns.

/ /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

   NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES:

------------------------
-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7
                         OF THIS LETTER OF TRANSMITTAL)

  To be completed ONLY if Certificates for Shares not purchased and/or the Certificate for Shares not tendered or check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

  Issue / / Check and/or / / Certificates to:

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________
               Taxpayer Identification or Social Security Number
                   (See Substitute Form W-9 included herein)

-------------------------------------------------------------
-------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7
                         OF THIS LETTER OF TRANSMITTAL)

  To be completed ONLY if Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Mail / / Check and/or / / Certificates to:

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________
               Taxpayer Identification or Social Security Number
                   (See Substitute Form W-9 included herein)

------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                 (COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

  ____________________________________________________________________________

  ____________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

  Dated: __________________, 1999

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Letter of Transmittal.)

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Tax Identification or Social Security Number: ______________________________

                 (COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                           GUARANTEE OF SIGNATURE(S)
            (SEE INSTRUCTIONS 1 AND 5 OF THIS LETTER OF TRANSMITTAL)

  Authorized Signature(s): ___________________________________________________

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Dated: __________________, 1999
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein, or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either (i) if Certificates evidencing Shares are to be forwarded herewith or (ii) if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "Procedures for Tendering Shares" of the Offer to Purchase. Certificates evidencing all tendered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at the Book-Entry Transfer Facility pursuant to the procedures set forth in "Procedures for Tendering Shares" of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in "Terms of the Offer; Expiration Date" of the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser herewith (with any required signature guarantees), must be received by the Depositary prior to the Expiration Date; and (iii) in the case of a guarantee of Shares, the Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at the Book-Entry Transfer Facility, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Stock Market trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in "Procedures for Tendering Shares" of the Offer to Purchase.

    The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY

IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

    4. PARTIAL TENDERS. (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If fewer than all the Shares evidenced by any Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Certificate(s) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) evidencing the Shares tendered hereby.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent at its address and phone number set forth herein. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

    9. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

    10. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. Notwithstanding that "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price to such tendering stockholder prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES,

OR AN AGENT'S MESSAGE (TOGETHER WITH CERTIFICATES FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies with respect to a stockholder, the Depositary is required to withhold 31% of any payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. Notwithstanding that "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price to such tendering stockholder prior to the time a properly certified TIN is provided to the Depository. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

      PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK, AS DEPOSITARY AGENT

-----------------------------------------------------------------------------------------
          SUBSTITUTE            PART I--PLEASE PROVIDE         Social Security Number
           FORM W-9             YOUR TIN IN THE BOX AT
  Department of the Treasury    RIGHT AND CERTIFY BY
   Internal Revenue Service     SIGNING AND DATING BELOW.
                                ---------------------------------------------------------
                                PART II--For Payees Exempt               OR
                                From Backup Withholding        Employer Identification
                                (see enclosed Guidelines               Number
                                and complete as instructed
                                therein)

                                                            -----------------------------If
                                                            awaiting TIN, write
                                                            "Applied For".

-----------------------------------------------------------------------------------------
                                PART III--CERTIFICATION--Under penalties of perjury, I
                                certify that:
                                (1) The number shown on this form is my correct Taxpayer
                                Identification Number (or a Taxpayer Identification
                                Number has not been issued to me and either (a) I have
                                mailed or delivered an application to receive a Taxpayer
                                Identification Number to the appropriate Internal Revenue
                                Service ("IRS") or Social Security administration office
                                or (b) I intend to mail or deliver an application in the
                                near future.
                                (2) I am not subject to backup withholding because (a) I
                                am exempt from backup withholding, (b) I have not been
                                notified by the IRS that I am subject to backup
                                withholding as a result of failure to report all interest
                                or dividends or (c) the IRS has notified me that I am no
                                longer subject to backup withholding.
                                CERTIFICATION INSTRUCTIONS--You must cross out item (2)
                                above if you have been notified by the IRS that you are
       Payer's Request          subject to backup withholding because of under reporting
         for Taxpayer
    Identification Number
                                interest or dividends on your tax return. However, if
                                after being notified by the IRS that you were subject to
                                backup withholding you received another notification from
                                the IRS that you are no longer subject to backup
                                withholding, do not cross out item (2). (Also see
                                instructions in the enclosed Guidelines.)
                                ---------------------------------------------------------
                                SIGNATURE: ------------------------ DATE:
                                ----------------, 1999
-----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART III OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
  I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty
(60) days.
SIGNATURE
--------------------------------------------- DATE
--------------, 1999
--------------------------------------------------------------------------------

    IMPORTANT: If a stockholder desires to accept the Offer, this Letter of Transmittal (or a facsimile hereof), together with certificates of Book-Entry Transfer and all other required documents, or the notice of guaranteed delivery, must be received by the Depositary prior to the Expiration Date.

    Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D. F. KING & CO., INC.
                          77 WATER STREET, 20TH FLOOR
                            NEW YORK, NEW YORK 10005
                                       OR

                 Banks and Brokers Call Collect: (212) 425-1685
                   All Others Call Toll Free: (800) 207-3155

                      THE DEALER MANAGER FOR THE OFFER IS:

                      [NESBITT BURNS SECURITIES INC. LOGO]

                             111 WEST MONROE STREET
                                20TH FLOOR-EAST
                            CHICAGO, ILLINOIS 60603

                                       OR

                          CALL TOLL FREE: 877-377-3317